Exhibit 10.33

GUARANTY

THIS GUARANTY (this “Guaranty”) is dated as of September 27, 2013 by AdCare Health Systems, Inc., an Ohio corporation (“Guarantor”), to and for the benefit of Housing & Healthcare Funding, LLC, a Delaware limited liability company, its successors and assigns (“Lender”).

R E C I T A L S:

A.Pursuant to the terms and conditions of that certain Loan and Security Agreement of even date herewith (as amended and/or restated from time to time, the “Loan Agreement”) between Lender and QC Property Holdings, LLC, a Georgia limited liability company (“Borrower”), Lender has extended to Borrower a loan in the original principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (the “Loan”). All terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

B.    The Loan is evidenced by that certain Promissory Note of even date herewith made payable by Borrower to the order of Lender in the maximum principal amount of the Loan (as amended and/or restated from time to time, the “Note”).
C.    The Note is secured by, among other things: (i) a Mortgage, Security Agreement Assignment of Leases and Rents and Fixture Filing of even date herewith (as amended and/or restated from time to time, the “Mortgage”), from Borrower to and for the benefit of Lender encumbering the real property, improvements and personalty described therein (the “Property”) and (ii) all other Loan Documents (as defined in the Loan Agreement).
D.    As a condition precedent to Lender’s extension of the Loan to Borrower and in consideration therefor, Lender has required the execution and delivery of (i) this Guaranty by Guarantor, (ii) the Note, (iii) the Mortgage, (iv) the Loan Agreement, and (v) the other Loan Documents (as defined in the Loan Agreement).
E.    Guarantor, as an affiliate of Borrower, having a financial interest in the success of Borrower, has therefore agreed to execute and deliver this Guaranty to Lender.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Guarantor hereby agrees as follows:

1.Guaranty. Guarantor hereby, unconditionally and irrevocably guarantees to Lender the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the indebtedness and other obligations of Borrower to Lender evidenced by the Note and any other amounts that may become owing by Borrower under the Loan Documents (such indebtedness, obligations, and other amounts are hereinafter referred to as the “Payment Obligations”). This Guaranty is a present and continuing guaranty of payment and not of collectibility, and Lender shall not be required to prosecute collection, enforcement or other remedies against Borrower or any other guarantor of the Payment Obligations, or to enforce or resort to any collateral for the repayment of the Payment Obligations or other rights or remedies pertaining thereto, before calling on Guarantor for payment. If for any reason Borrower shall fail or be unable to pay, punctually and fully, any of the Payment Obligations, Guarantor shall pay such obligations to Lender in full immediately upon demand. One or more successive actions may be brought against Guarantor, as often as Lender deems advisable, until all of the Payment Obligations are paid and performed in full. The Payment Obligations together with all other payment and performance obligations of Guarantor hereunder are referred to herein as “Borrower’s Obligations”.

2.Representations and Warranties. The following shall constitute representations and warranties of Guarantor, and Guarantor hereby acknowledges that Lender intends to make the Loan in reliance thereon:

a.Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Ohio. Guarantor has full power and authority to enter into this Guaranty and to perform all of its duties and obligations under this Guaranty; such execution and performance have been duly authorized by all necessary manager, member and/or shareholder approval.

b.Guarantor is not in default and no event has occurred that with the passage of time and/or the giving of notice will constitute a default under any agreement to which a Guarantor is a party, the effect of which will impair performance by a Guarantor of its or his obligations under this Guaranty. Neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any applicable law, rule, regulation, judgment, decree or order, or will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of a Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which a Guarantor is a party or to which a Guarantor or the property of a Guarantor may be subject.

c.There is not any litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending, or to knowledge of Guarantor, threatened that could adversely affect performance by a Guarantor of its obligations under this Guaranty.

d.Neither this Guaranty nor any statement or certification as to facts previously furnished or required herein to be furnished to Lender by Guarantor contains any material inaccuracy or untruth in any representation, covenant or warranty or omits to state a fact material to this Guaranty.

e.Guarantor has received copies of, and has had the opportunity to review, all of the Loan Documents referred to in this Guaranty, and the representations and warranties made in the Loan Agreement with respect to Guarantor are true and correct as of the date hereof, and shall remain true and correct at all times hereafter so long as any part of the Payment Obligations shall remain outstanding.

f.This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization, fraudulent conveyance or other laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

3.Continuing Guaranty. Guarantor agrees that performance of Borrower’s Obligations by Guarantor shall be a primary obligation, shall not be subject to any counterclaim, set‑off, abatement, deferment or defense based upon any claim that any Guarantor may have against Lender, Borrower, any other guarantor of Borrower’s Obligations, or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstance or condition (whether or not Guarantors shall have any knowledge thereof), including without limitation:

a.    any lack of validity or enforceability of any of the Loan Documents;

b.    any termination, amendment, modification or other change in any of the Loan Documents, including, without limitation, any modification of the interest rate(s) described therein;

c.    any furnishing, exchange, substitution or release of any collateral securing repayment of the Loan, or any failure to perfect any lien in such collateral;

d.    any failure, omission or delay on the part of Borrower, Guarantor, any other guarantor of Borrower’s Obligations, or Lender to conform or comply with any term of any of the Loan Documents or any failure of Lender to give notice of any Event of Default (as defined in the Loan Agreement);

e.    any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Documents;

f.    any action or inaction by Lender under or in respect of any of the Loan Documents, any failure, lack of diligence, omission or delay on the part of Lender to perfect, enforce, assert or exercise any lien, security interest, right, power or remedy conferred on it in any of the Loan Documents, or any other action or inaction on the part of Lender;

g.    any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to Borrower, any Guarantor, any other guarantor of Borrower’s Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

h.    any merger or consolidation of Borrower into or with any entity, or any sale, lease or transfer of any of the assets of Borrower, any Guarantor or any other guarantor of Borrower’s Obligations to any other person or entity;

i.    any change in the ownership of Borrower or any change in the relationship between Borrower, any Guarantor, any other guarantor of Borrower’s Obligations, or any termination of any such relationship;

j.    any release or discharge by operation of law of Borrower, any Guarantor, or any other guarantor of Borrower’s Obligations, from any obligation or agreement contained in any of the Loan Documents; or

k.    any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Borrower or any Guarantor to the fullest extent permitted by law.

4.Waivers. Guarantor expressly and unconditionally waives (i) notice of any of the matters referred to in Section 3 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non‑payment under any of the Loan Documents and notice of any Event of Default or any failure on the part of Borrower, any other guarantor of Borrower’s Obligations, or any Guarantor to perform or comply with any covenant, agreement, term or condition of any of the Loan Documents, (iii) any right to the enforcement, assertion or exercise against Borrower, any Guarantor or any other guarantor of Borrower’s Obligations of any right or remedy conferred under any of the Loan Documents, (iv) any requirement of diligence on the part of any person or entity, (v) to the fullest extent permitted by law and except as otherwise expressly provided in this Guaranty or the other Loan Documents, any claims based on allegations that Lender has failed to act in a commercially reasonable manner or failed to exercise Lender’s so‑called obligation of good faith and fair dealing, (vi) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Documents, and (vii) any notice of any sale, transfer or other disposition of any right, title or interest of Lender under any of the Loan Documents.

5.Subordination. Guarantor agrees that any and all present and future debts and obligations of Borrower to Guarantor are hereby subordinated to the claims of Lender and are hereby assigned by Guarantor to Lender as security for Borrower’s Obligations and the obligations of Guarantor under this Guaranty.

6.Subrogation Waiver. Until Borrower’s Obligations are paid in full and all periods under applicable bankruptcy law for the contest of any payment by any Guarantor or Borrower as a preferential or fraudulent payment have expired, Guarantor knowingly, and with advice of counsel, waives, relinquishes, releases and abandons all rights and claims to indemnification, contribution, reimbursement, subrogation and payment which Guarantor may now or hereafter have by and from Borrower and the successors and assigns of Borrower, for any payments made by Guarantor to Lender, including, without limitation, any rights which might allow Borrower, Borrower’s successors, a creditor of Borrower, or a trustee in bankruptcy of Borrower to claim in bankruptcy or any other similar proceedings that any payment made by Borrower or Borrower’s successors and assigns to Lender was on behalf of or for the benefit of a Guarantor and that such payment is recoverable by Borrower, a creditor or trustee in bankruptcy of Borrower as a preferential payment, fraudulent conveyance, payment of an insider or any other classification of payment which may otherwise be recoverable from Lender.

7.Reinstatement. The obligations of Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of Borrower’s Obligations is, or the obligations of Guarantor under this Guaranty are, rescinded or otherwise must be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Guarantor or Borrower or otherwise, all as though such payment had not been made.

8.Financial Statements; Furnishing Information. Guarantor represents and warrants to Lender that (a) the financial statements of Guarantor previously submitted to Lender are true, complete and correct in all material respects, disclose all actual and contingent liabilities, and fairly present the financial condition of Guarantor, and do not contain any untrue material information or omit to state information material to the financial statements submitted or this Guaranty and (b) no material adverse change has occurred in the financial statements from the dates thereof until the date hereof. Guarantor shall provide to Lender, as soon as available and in no event later than the time frames provided for in the Loan Agreement, such financial statements, reports and other documents and items, all as required for Borrower to remain at all times in compliance with the terms, conditions and covenants under the Loan Agreement, including specifically, but not limited to, such statements, documents and other information required in Section 11.5 of the Loan Agreement.

9.Transfers, Sales, Etc. Guarantor shall not sell, lease, transfer, convey or assign any of its or his assets, unless such sale, lease, transfer, conveyance or assignment will not have a material adverse effect on the financial condition of such Guarantor or such Guarantor’s ability to perform its or his obligations under this Guaranty or any other Loan Document to which such Guarantor is a party.

10.Enforcement Costs. If: (a) this Guaranty is placed in the hands of one or more attorneys for collection or is collected through any legal proceeding; (b) one or more attorneys is retained to represent Lender in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, or (c) one or more attorneys is retained to represent Lender in any other proceedings whatsoever in connection with this Guaranty, then Guarantor shall pay to Lender upon demand all fees, costs and expenses incurred by Lender in connection therewith, including, without limitation, reasonable attorneys’ fees, court costs and filing fees, in addition to all other amounts due hereunder.

11.Successors and Assigns; Joint and Several Liability. Lender may assign its rights under this Guaranty to any third party assignee or successor in the interests of Lender in connection with the Loan. Guarantor may not assign its obligations under this Guaranty without the prior written consent of Lender. This Guaranty shall inure to the benefit of Lender and its successors and assigns. This Guaranty shall be binding on Guarantor and the respective successors and permitted assigns of each Guarantor. It is agreed that the liability of each Guarantor hereunder is several and independent of any other guarantees or other obligations at any time in effect with respect to Borrower’s Obligations or any part thereof, and that liability of Guarantor hereunder may be enforced regardless of the existence, validity, enforcement or non‑enforcement of any such other guarantees or other obligations. It is further agreed that the liability of Guarantor hereunder is joint and several, and that Lender may proceed against any or all Guarantor with respect to any liability under this Guaranty.

12.No Waiver of Rights. No delay or failure on the part of Lender to exercise any right, power or privilege under this Guaranty or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstance.

13.Modification. The terms of this Guaranty may be waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of Lender.

14.Joinder. Any action to enforce this Guaranty may be brought against Guarantor without any reimbursement or joinder of Borrower or any other guarantor of Borrower’s Obligations in such action.

15.Severability. If any provision of this Guaranty is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, Guarantors and Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Guaranty and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

16.Applicable Law. This Guaranty is governed as to validity, interpretation, effect and in all other respects by laws and decisions of the State of Maryland.

17.Notice. Any notices, communications and waivers under this Agreement shall be in writing and shall be (i) delivered in person, (ii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, (iii) by overnight express carrier, or (iv) by facsimile or email transmission, addressed in each case as follows:

To Lender:	Housing & Healthcare Funding, LLC
2 Wisconsin Circle, Ste. 540
Chevy Chase, Maryland 20815
Attn: Michael Gehl
Facsimile: _______________________
Email: mgehl@hhcfinance.com

With a copy to:	Gutnicki LLP
4711 Golf Road, Suite 200
Skokie, Illinois 60076
Attn: Abraham A. Gutnicki
Facsimile: 847-933-9285
Email: agutnicki@gutnicki.com

To Guarantors:	AdCare Health Systems, Inc.
1145 Hembree Road
Roswell, GA 30076
Attn: Boyd P. Gentry
Facsimile: 678-869-5123
Email: bpg@adcarehealth.com

With a copy to:	Holt Ney Zatcoff & Wasserman, LLP
100 Galleria Parkway, Suite 1800
Atlanta, GA 30339
Attn: Ellen W. Smith
Facsimile: 770-956-1490
Email: esmith@hnzw.com

or to any other address as to any of the parties hereto, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this paragraph shall be deemed received (i) if personally delivered, then on the date of delivery, (ii) if sent by overnight express carrier, then on the next federal banking day immediately following the day sent, (iii) if sent by registered or certified mail, then on the earlier of the third federal banking day following the day sent or when actually received, or (iv) if sent by facsimile or email, as evidenced by receipt of a successful transmission report (followed by delivery by one of the other means identified in (i)-(iii)).

18.CONSENT TO JURISDICTION. TO INDUCE LENDER TO ACCEPT THIS GUARANTY, EACH GUARANTOR IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY WILL BE LITIGATED IN COURTS HAVING SITUS IN CHEVY CHASE, MARYLAND. EACH GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHEVY CHASE, MARYLAND.

19.WAIVER OF JURY TRIAL. EACH GUARANTOR AND LENDER (BY ACCEPTANCE HEREOF), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

AdCare Health Systems, Inc., an Ohio corporation

By:	/s/ Ronald W. Fleming
Name:	Ronald W. Fleming
Title:	CFO

HHC Funding, LLC / QC Property Holdings, LLC
Guaranty
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